                                                                 EXHIBIT (10)(u)

CALLOWAY'S NURSERY, INC.
MONTHLY SALES GAIN BONUS PLAN
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002

     I.  PURPOSE
         The purpose of this Monthly Sales Gain Bonus Plan is to provide an incentive to the Merchandising Department to maximize the Sales in the Stores.

     II. DEFINITIONS
         Participant - Each Merchandise Manager, Assistant Merchandise Manager and the Vice President of Merchandising.

         Sales Gain Bonus - The amount of bonus earned by each Participant.

         Monthly Financial Report - The set of Reports provided to Management throughout Calloway's Nursery after the end of each month.

         Sales or Total Retail Sales - The total amount of Sales for all of the Calloway's Nursery retail stores reported on the Statement of Operations included with the monthly Financial Report, which is net of all discounts, voids and refunds.


    III. SALES GAIN BONUS

    A. The Participant will be eligible to receive a Sales Gain Bonus each calendar month of Fiscal 2002.

    B. The Bonus will be calculated based on the increase of Total Retail Sales of all Calloway's Retail Stores over the same month in Fiscal 2001 as follows:

                                               For the Second or more
    For the First month with a minimum of     consecutive month with a
               10% increase                    minimum of 10% increase
    -------------------------------------     ------------------------
    10% to 14.99%                $200.00      10% to 14.99%  $  400.00
    15% to 19.99%                $300.00      15% to 19.99%  $  600.00
    20% to 24.99%                $400.00      20% to 24.99%  $  800.00
    25% or more                  $500.00      25% or more    $1,000.00

           C. Example

                         February      February         $            %
                           2002          2001        increase     increase
                         --------      --------      --------     --------
    Total Retail Sales
    Sales Gain Bonus

                          March         March           $            %
                           2002          2001        increase     increase
                         --------      --------      --------     --------
    Total Retail Sales
    Sales Gain Bonus


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    IV. ALLOCATION OF BONUS

           A. In the event a Participant is replaced during a month, the Bonus for that Participant and his/her replacement will be allocated to each of them on the basis of a fraction multiplied by the amount of the Bonus. The numerator of the fraction is the number of days that an individual served as a Participant during the month, and the denominator of the fraction is the total number of days that both of the Participant and his/her replacement worked as a Participant during the month.

           B. Example

                 Bonus
                 Participant "A" worked from March 1 through March 15                   15 days
                 Participant "B" worked from March 16 through March 31                  16 days
                 Total number of days worked by both Participants during the month      31 days

                 Participant "A" allocation of Bonus                                    48.387%
                 Participant "B" allocation of Bonus                                    51.613%
                 Participant "A" Bonus
                 Participant "B" Bonus

    V. GENERAL PROVISIONS

           A. All bonuses are payable after the issuance of monthly Financial Reports for the particular month.

           B. There will be no "rounding up" of percentage increases beyond a "whole number" percentage (two decimal places). For example, an increase of 24.65789% will be recorded as 24% (not 25%).

           C. No bonus will be paid in the event of termination of employment, whether termination is voluntary or involuntary, with cause or without cause.

           D. The Sales Gain Bonus amounts are "gross" amounts, and are subject to normal payroll deductions as required by law.